UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2018

Central Index Key Number of the issuing entity: 0001729832

Wells Fargo Commercial Mortgage Trust 2018-C43

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001722518

BSPRT Finance, LLC

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-23	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on March 27, 2018, with respect to Wells Fargo Commercial Mortgage Trust 2018-C43. Due to a scrivener’s error, the agreement previously filed as Exhibit 99.9 to the Form 8-K was incorrect. The purpose of this amendment is to file the correct version of the agreement previously filed as Exhibit 99.9 to the Form 8-K.

Accordingly, Exhibit 99.9 of the Form 8-K is hereby amended and restated in its entirety by the corrected version of the agreement attached hereto as Exhibit 99.9.

No other changes have been made to the Form 8-K other than the change described above.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.1 to the Form 8-K and incorporated by reference herein.)

5.1	Legality Opinion of Sidley Austin LLP, dated March 27, 2018. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated March 27, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 13, 2018. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and BSPRT Finance, LLC and Benefit Street Partners Realty Trust, Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trustee, National Association, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2018-B2, Commercial Mortgage Pass-Through Certificates, Series 2018-B2. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

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99.7	Pooling and Servicing Agreement, dated as of February 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.10	Agreement Between Note Holders, dated as of March 27, 2018, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, relating to the Airport Business Center Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of February 28, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1-4 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, and Barclays Bank PLC, as Initial Note A-2-2 Holder, relating to the SoCal Portfolio Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of February 27, 2018, by and between Société Générale, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Houston Distribution Center Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Co-Lender Agreement, dated as of February 13, 2018, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-5 Holder, relating to the Apple Campus 3 Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

Dated: April 13, 2018

Exhibit Index

Exhibit No. Description

1.1	Underwriting Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.1 to the Form 8-K and incorporated by reference herein.)
5.1	Legality Opinion of Sidley Austin LLP, dated March 27, 2018. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated March 27, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 13, 2018. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and BSPRT Finance, LLC and Benefit Street Partners Realty Trust, Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trustee, National Association, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2018-B2, Commercial Mortgage Pass-Through Certificates, Series 2018-B2. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

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99.7	Pooling and Servicing Agreement, dated as of February 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.10	Agreement Between Note Holders, dated as of March 27, 2018, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, relating to the Airport Business Center Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of February 28, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1-4 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, and Barclays Bank PLC, as Initial Note A-2-2 Holder, relating to the SoCal Portfolio Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of February 27, 2018, by and between Société Générale, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Houston Distribution Center Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Co-Lender Agreement, dated as of February 13, 2018, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-5 Holder, relating to the Apple Campus 3 Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)

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